SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Global Macro Fund
Effective on or about October 1, 2019, the Statement of Additional Information is supplemented as follows:
The following information is added to the disclosure relating to the fund contained in “PART I: APPENDIX I-I – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in the fund’s Statement of Additional Information:
Exchange-Traded Notes (ETNs)
The following disclosure in the “PART II: APPENDIX II-G – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” section of the fund’s Statement of Additional Information is applicable to the fund:
Exchange-Traded Notes (ETNs). A fund may invest in exchange-traded notes, or ETNs, to the extent that such investments are consistent with the fund’s investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other issuer, the returns of which are linked to the performance of a particular market index, benchmark or strategy factor, minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. ETNs are traded on an exchange during normal trading hours. However, investors can also hold ETNs until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market index, benchmark or strategy factor. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, regardless of the performance of the underlying market index, benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. An ETN that is tied to a specific market index, benchmark or strategy may not be able to replicate and maintain the composition and relative weighting of securities, commodities or other components in the applicable market index, benchmark or strategy. Although an ETN is listed on an exchange, there can be no assurance that a secondary market will exist for an ETN. In addition, ETNs that use leverage may, at times, be relatively illiquid and thus may be difficult to buy or sell at a fair price. There may be times when an ETN trades at a premium or discount to its net asset value.
ETNs are also subject to tax risk. The U.S. federal income tax consequences of investing in ETNs are uncertain and may be less favorable than a direct investment in the underlying holdings. There can be no assurance that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes. Among other issues, the Code could recharacterize all or a portion of any long-term capital gain that a fund recognizes with respect to ETNs as ordinary income.
Effective on or about December 9, 2019, the Statement of Additional Information is supplemented as follows:
The following is added to the “Purchase of Class T Shares” sub-section of the “PURCHASE AND REDEMPTION OF SHARES” section of the fund’s Part II of the Statement of Additional Information:
Class T shares of DWS Global Macro Fund are closed to new purchases, except for in connection with the reinvestment of dividends or other distributions.
The following information relating to the fund is added under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective December 9, 2019, DWS Global Macro Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.600% on the first $2.5 billion of the fund’s average daily net assets, 0.595% on the next $2.5 billion, 0.565% on the next $2.5 billion, 0.555% on the next $2.5 billion, 0.545% on the next $2.5 billion and 0.535% thereafter. Prior to December 9, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund’s average daily net assets.
September 20, 2019
SAISTKR-31

The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
DWS Global Macro Fund
The following waivers are currently in effect:
The Advisor has contractually agreed through September 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 1.18%, 1.18%, 1.93%, 1.43%, 0.93% and 0.93% for Class A, Class T, Class C, Class R, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Global Macro Fund	First $2.5 billion 0.600% Next $2.5 billion 0.595% Next $2.5 billion 0.565% Next $2.5 billion 0.555% Next $2.5 billion 0.545% Thereafter 0.535%
Please Retain This Supplement for Future Reference
September 20, 2019
SAISTKR-31
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